Cash and cash equivalents	12 Months Ended
Jun. 30, 2021
Cash and cash equivalents.
Cash and cash equivalents
29	Cash and cash equivalents

	2021	2020
for the year ended 30 June	Rm	Rm
Cash and cash equivalents	31 231	34 739
Bank overdraft	(243)	(645)
Per the statement of cash flows	30 988	34 094
Cash by currency
Rand	14 994	14 281
Euro	2 159	2 602
US dollar	12 787	15 520
Other currencies	1 048	1 691
	30 988	34 094

29	Cash and cash equivalents continued

Included in cash and cash equivalents:

Cash in respect of various special purpose entities in the Group for use within those entities amounted to R513 million (2020 — R187 million) and cash in respect of short-term rehabilitation commitments amounted to R106 million (2020 – R99 million).

Cash in respect of joint operations can only be utilised for the business activities of the joint operations. This includes the Louisiana Integrated Polyethylene plant in North America of R245 million (2020 – Rnil) and R69 million (2020 – R105 million) relating to exploration and other ventures. Sasol's interests in the power plant in Mozambique (CTRG) is held for sale at 30 June 2021, R658 million (2020 – R617 million) was transferred to assets held for sale.

Other cash restricted for use of R1 318 million (2020 — R799 million) includes cash deposits serving as collateral for bank guarantees.

Accounting policies:

Cash and cash equivalents comprises cash on hand, cash restricted for use, bank overdraft, demand deposits and other short-term highly liquid investments with a maturity period of three months or less at date of purchase. Cash and cash equivalents are stated at carrying amount which is deemed to be fair value. Bank overdrafts are offset against cash and cash equivalents in the statement of cash flows.

Cash restricted for use comprises cash and cash equivalents which are not available for general use by the group, including amounts held in escrow, trust or other separate bank accounts.